Exhibit 10.1

OXFORD FINANCE CORPORATION
2002 STOCK OPTION PLAN

        1.     Purpose. The purpose of this Oxford Finance Corporation 2002 Stock Option Plan (the “Plan”) is to further the long term stability and financial success of Oxford Finance Corporation (the “Company”) by attracting and retaining officers and directors of the Company through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Options granted to individuals under this Plan will strengthen their desire to remain with the Company and will further the identification of their interests with those of the Company’s shareholders.

        2.     Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b) “Act” means the Investment Company Act of 1940, as amended.

(c) “Applicable Withholding Taxes” means the minimum aggregate amount of federal, state and local income and payroll taxes that the Company is required by applicable law to withhold in connection with any Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means (1) the sale of substantially all of the Company’s assets, (2) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, of securities of the Company representing twenty-five percent (25%) or more in the aggregate voting power of the Company’s then-outstanding Company Stock by any “person” (within the meaning of Sections 13(d) and 14(d) of the 1934 Act), including any corporation or group of associated persons acting in concert, other than (A) the Company or its Subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Company or its Subsidiaries, including a trust established pursuant to any such plan, or (3) a merger or consolidation of the Company with another entity unless the Company is the surviving company in such merger or consolidation.

(f) “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor or replacement provision of the Code.

(g) “Committee” means the committee appointed by the Board as described under Section 12.

(h) “Company” means Oxford Finance Corporation, a Maryland corporation.

(i) “Company Stock” means the common stock of the Company. In the event of a change in the capital structure of the Company, the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(j) “Date of Grant” means the date on which an Option is granted by the Committee.

(k) “Disability” or “Disabled” means a Disability within the meaning of Code section 22(e)(3).

(l) “Fair Market Value” means, for any given date, the fair market value of the Company Stock as of such date, as determined by the Committee, if the shares are not listed on ah exchange, or the closing price of the shares on the New York Stock Exchange or other exchange in which the shares are listed.

(m) “Incentive Stock Option” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

(n) “Insider” means a person subject to section 16(b) of the 1934 Act.

(o) “Mature Shares” means shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (1) has held for at least six months or (2) has purchased on the open market.

(p) “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422 or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(q) “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(r) “Parent” means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

(s) “Participant” means any officer or director of the Company who receives an Option under the Plan.

(t) “Rule 16b-3” means Rule 16b-3 adopted pursuant to section 16(b) of the 1934 Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan’s adoption.

(u) “Subsidiary” means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

(v) “10% Shareholder” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

        3.     General. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan referring to Insiders or Rule 16b-3 shall apply only to Participants who are subject to section 16 of the 1934 Act.

        4.     Stock. Subject to Section 11 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 676,000 shares of Company Stock, which shall be authorized, but unissued shares. In the event any Option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such Option, but as to which Option had not been exercised, shall again be available for issuance under this Plan. For purposes of determining the number of shares of Company Stock that are available for Options under the Plan, such number shall include the number of shares of Company Stock under an Option surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes.

        5.     Eligibility.

(a) Officers. The Committee shall determine and designate from time to time those key officers of the Company, who shall be eligible to participate in this Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select which officers shall receive Options and to determine for each such officer the terms and conditions, the nature of the award and the number of shares to be allocated to each officer as part of the Option. The date on which the Committee approves the grant of any Option to an officer of the Company shall be the date of issuance of such Option; provided, however, that if (1) any such action by the Committee does not constitute approval thereof by both (A) a majority of the Company’s directors who have no financial interest in such action and (B) a majority of the Company’s directors who are not “interested persons” (as defined in Section 2(a)(19) of the Act) of the Company and (2) such approval is at such time required by Section 61(a)(3)(B)(i)(I) or other applicable provision of the Act, then the grant of any option by such action shall not be effective, and there shall be no issuance of such option, until there has been approval of such action by (A) a majority of the Company’s directors who have no financial interest in such action and (B) a majority of the Company’s directors who are not “interested persons” of the Company, on the basis that such action is in the best interests of the Company and its shareholders, and the last date on which such required approval is obtained shall be the date of issuance of such option. The agreement documenting the award of any Option granted pursuant to this paragraph 5(a) shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being exercisable only in such installments as the Committee may determine.

(b) Non-Officer Directors. If the Company elects to obtain and receives an exemptive order from the Securities and Exchange Commission (the “Commission”), non-officer directors will be eligible to participate in the Plan. In the event that an order is obtained from the Commission, Options will be granted to non-officer directors in accordance with the following provisions: (1) a one time grant of Options in accordance with the provisions of this paragraph (b)(1) shall be made to each director of the Company who is not an officer of the Company and who is serving on the date on which the issuance of Options pursuant to this Plan to non-officer directors is approved by order of the Commission pursuant to Section 61(a)(3)(B)(i)(II) of the Act. After such date, a one time grant of Options in accordance with the provisions of this paragraph (b)(1) shall be made to each new non-officer director other than any non-officer director who received a grant pursuant to the first sentence of this paragraph (b)(1) upon his or her initial election as a director of the Company. Each grant pursuant to this paragraph (b)(1) shall award the non-officer director an Option to purchase [10,000] shares at a price equal to the Fair Market Value at the Date of Grant of such Option, and the Options shall vest immediately. (2) A grant of Options in accordance with the provisions of this paragraph (b)(2) shall be made to each director of the Company who is not an officer of the Company and who is serving as a director on the date of the annual meeting of stockholders each year. Each grant pursuant to this paragraph (b)(2) shall award the non-officer directors an Option to purchase [5,000] shares at a price equal to the Fair Market Value at the Date of Grant of such Option, and the Options shall vest immediately. (3) The agreement documenting the award of any Option pursuant to this paragraph (b) shall contain the terms and conditions, as the Committee shall deem advisable.

(c) Option Agreements. Agreements evidencing Options granted to different Participants or at different times need not contain similar provisions. Options that are intended to be Incentive Stock Options will be designated as such; any Option not so designated will be treated as a Nonstatutory Stock Option.

(d) The grant of an Option shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment or service of the Participant after the grant or to make further grants to the Participant at any time thereafter.

        6.     Stock Options.

(a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

(b) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.

(d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s Option agreement; provided that the exercise provisions for Options shall in all events not be more liberal than the following provisions:

(i) No Option may be exercised after the first to occur of:

(x) Ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant,

(y) Sixty days following the date a Participant ceases to be an officer or director of the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

(z) One year following the date a Participant ceases to be an officer or director of the Company by reason of death or Disability.

(ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been so employed at all times since the Date of Grant. If a Participant’s employment is terminated other than by reason of death or Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within sixty days after the Participant’s termination of employment. If a Participant’s employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant’s termination of employment. If a Participant’s employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant’s death by the person to whom the Participant’s rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

(iii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock

Options are exercisable for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount “). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

(e) Notwithstanding the foregoing, no Option shall be exercisable by an Insider within the first six months after it is granted; provided that this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.

(f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control notwithstanding other conditions on exercisability in the Option agreement, and, in such event, paragraph (e) shall not apply.

        7.     Method of Exercise of Options.

(a) Options may be exercised by the Participant by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. In the case of a purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full paid in cash; provided that, if the terms of an Option so permit, or the Committee by separate action so permits, the Participant may (1) deliver Mature Shares (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (2) if authorized by the Company in accordance with paragraph (d), deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price. The Participant shall not be entitled to make payment of the exercise price other than in cash unless provisions for an alternative payment method are included in the Participant’s Option agreement or are agreed to in writing by the Company with the approval of the Committee prior to exercise of the Option.

(b) Each Participant shall agree as a condition of the exercise of an Option to pay to the Company Applicable Withholding Taxes, or make arrangements satisfactory to the Company regarding the payment to the Company of such amounts. Until Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option.

(c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes if the Option agreement so provides, or the Committee by separate action so provides, a Participant may elect to (1) deliver Mature Shares or (2) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee.

(d) A Participant who is an officer may request a loan from the Company in an amount equal to all or any part of the exercise price of such Option, subject to the approval of both (1) a majority of the Company’s directors who each has no financial interest in such loan and (2) a majority of the Company’s directors who each is not an “interested person,” as defined in Section 2(a)(19) of the Act, of the Company on the basis that such loan is in the best interest of the Company and its shareholders (whether such approval is by the Committee or otherwise). Any loan made to a Participant under this paragraph (i) shall have a term of not more than ten years, (ii) shall become due within sixty days after the Participant ceases to be an officer of the Company, (iii) shall bear interest at a rate no less than the prevailing rate applicable to 90-day United States Treasury bills at the time the loan is made, and (iv) shall be fully collateralized at all times, which collateral may include securities issued by the Company. Loan terms and conditions may be changed by the Committee to comply with applicable Treasury and Commission regulations.

(e) Notwithstanding anything herein to the contrary, if the Company is subject to section 16 of the 1934 Act, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

        8.     Nontransferability of Options. Options shall not be transferable other than by will or the laws of descent and distribution and pursuant to a qualified domestic relations order. Options which are intended to be exempt under Rule 16b-3 (to the extent required by Rule 16b-3 at the time of grant or amendment of the Option agreement), by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of Options to family members or entities established for the benefit of family members in accordance with federal income tax laws.

        9.     Effective Date of the Plan. This Plan shall be effective upon the latest to occur of (1) adoption by the Board and (2) approval of this Plan by the shareholders of the Company.

        10.     Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business ten years from the earlier of the adoption of the Plan by the Board or approval by the Shareholders of the Company. No Options shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Options granted under the Plan (except pursuant to Section 11) or expands the class of persons eligible to receive Options, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Option agreements as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Option agreements to meet the requirements of the Code, including Code sections 162(m) and 422, and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Option previously granted to him.

        11.     Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation, reorganization, reincorporation, consolidation, or other change in the Company’s capital stock without the receipt of consideration by the Company (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan pursuant to Section 4, and the exercise price and other terms and relevant provisions of Options shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

(b) If the Company is a party to a consolidation or merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets, the Committee may take such actions with respect to outstanding Options as the Committee deems appropriate.

(c) Any determination made or action taken under this Section 11 by the Committee shall be final and conclusive and may be made or taken without the consent of any Participant.

        12.     Administration Of The Plan. The Plan shall be administered by a Committee, which shall be appointed by the Board, consisting of not less than two members of the Board. Subject to paragraph (e) below, the Committee shall be the Compensation Committee of the Board unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

(a) The Committee shall have the power and complete discretion to determine (1) which eligible officers and directors of the Company shall receive Options, (2) the number of shares of Company Stock to be covered by each Option, (3) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (4) the Fair Market Value of Company Stock, (5) the time or times when an Option shall be granted, (6) whether an Option shall become vested over a period of time and when it shall be fully vested, (7) when Options may be exercised, (8) the manner in which payment will be made upon the exercise of Options, (9) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (10) whether to approve a Participant’s election (A) to deliver Mature Shares to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option the number of shares necessary to satisfy Applicable Withholding Taxes, and (11) any additional requirements relating to Options that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Options so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

(b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. If a Committee of the Board is appointed to serve as the Committee, such Committee shall have, in connection with the administration of the Plan, the powers possessed by the Board, including the power to delegate a subcommittee of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

(e) All members of the Committee must be “outside directors” as described in Code section 162(m) and “non-employee directors” as defined in Rule 16b-3, unless administration of the Plan by “non-employee directors” is not then required for exemptions under Rule 16b-3 to apply to transactions under the Plan. Members of the Committee must not be an “interested person,” as defined in Section 2(a)(19) of the Act.

        13.     Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

(a) if to the Company — at its principal business address to the attention of the Secretary;

(b) if to any Participant — at the last address of the Participant known to the sender at the time the notice or other communication is sent.

        14.     Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Company Stock subject to an Option unless and until such Participation has satisfied all requirements under the terms of the Option.

        15.     General Restriction. Each Option shall be subject to the requirement that, if at any time the Board shall determine, at its direction, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of the shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of Section 6, no Option shall expire during any period when exercise of such Option has been prohibited by the Board, but shall be extended for such further period so as to afford the Participant a reasonable opportunity to exercise his Option.

        16.     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Option granted under the Plan shall confer upon any Participant any right to continue to serve the Company (or a Parent or Subsidiary of the Company) in the capacity in effect at the time the Option was granted or shall affect the right of the Company (or a Parent or Subsidiary of the Company) to terminate (a) the employment of an officer with or without notice and with or without cause or (b) the service of a non-officer Director pursuant to the bylaws of the Company (or a Parent or Subsidiary of the Company), and any applicable provisions of the corporate law of the state in which the Company (or a Parent or Subsidiary of the Company) is incorporated, as the case may be.

        17.     Interpretation. The terms of the Plan shall be governed by the laws of the Commonwealth of Maryland, without regard to conflict of law provisions at any jurisdiction. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. As to all Incentive Stock Options and all Nonstatutory Stock Options with an exercise price of at least 100% of Fair Market Value of the Company Stock on the Date of Grant, this Plan shall be interpreted for such Options to be excluded from applicable employee remuneration for purposes of Code section 162(m).

        IN WITNESS HEREOF, this instrument has been executed this ______day of ______, 2002.

OXFORD FINANCE CORPORATION

By: /s/ J. Alden Philbrick, IV